August 2025 neffy – the transformative needle-free solution for severe allergic reactions Exhibit 99.2 NASDAQ: SPRY

Forward-looking statements Statements in this presentation that are not purely historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, without limitation, statements regarding: the potential market, demand and expansion opportunities for neffy; the expectation for neffy sales and prescriptions in the second half of 2025 and beyond; the expected intellectual property protection for neffy; guidance regarding ARS Pharma’s future performance and results of operations, including any cash or cash equivalent resource projections; the design and potential benefits of neffy, including the likelihood allergy patients and caregivers will choose to carry and dose neffy compared to needle-bearing options; the anticipated benefits of ARS Pharma’s ex-U.S. partnerships and co-promotion agreement; the anticipated sales of neffy and gross-to-net percentage range; the timeline for regulatory decisions and commercialization of neffy outside of the United States; ARS Pharma’s marketing and commercialization strategies; the likelihood of neffy attaining favorable coverage and the expected timing of coverage decisions; the timing and expected percentage of commercial coverage with unrestricted access; the anticipated timing for topline data from the urticaria trial and the potential for ARS Pharma’s intranasal epinephrine technology to expand into the urticaria indication, and the estimated patient population for this indication; ARS Pharma’s expected competitive position; the expected composition and reach of ARS Pharma’s commercial force; the potential for the neffy Experience Program; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “demonstrate,” “expect,” “indicate,” “plan,” “potential,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon ARS Pharma’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: the ability to obtain and maintain regulatory approval for neffy; results from clinical trials and non-clinical studies may not be indicative of results that may be observed in the future; potential safety and other complications from neffy; the labeling for neffy in any future indication or patient population; the scope, progress and expansion of developing and commercializing neffy; ARS Pharma’s reliance on its licensing and co-promotion partners; the potential for payors and governments to delay, limit or deny coverage or reimbursements for neffy; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; net product sales may not be indicative of profitability or profitability at expected levels; reliance on survey results with small sample sizes; ARS Pharma’s ability to protect its intellectual property position; and the impact of government laws and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in ARS Pharma’s Annual Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 13, 2025. This and other documents ARS Pharma files with the SEC can also be accessed on ARS Pharma’s website at ars-pharma.com by clicking on the link “Financial Filings” under the “Investors & Media” tab. The forward-looking statements included in this presentation are made only as of the date hereof. ARS Pharma assumes no obligation and does not intend to update these forward-looking statements, except as required by law. ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

2 mg
neffy®
(epinephrine nasal spray)
Use in the Nose only
608019

Transforming the Emergency Treatment of Type I Allergic Reactions


neffy®

- ***neffy®:* first and only FDA approved "no needle, no injection" solution** for the emergency treatment of Type I allergic reactions for those 4 years and older who weigh 33 lbs or more (2 mg and 1 mg now available)
- **Strong execution ($12.8M net US sales) in Q2 2025 (the third full quarter of neffy sales since US launch) sets foundation for significant *neffy* US sales starting in Q3 2025**
  - Prescribing breadth: 9,700 HCPs have prescribed ***neffy*** *(**+73%** q/q)*
  - Secured 93% commercial payer coverage; 50%+ overall GTN retention
  - Since DTC launch in late May, consumer awareness has increased 145%
  - ~180% increase in weekly *neffy* two-pack volume from end of Q1 to end of Q2
- **Potential multi-billion US market opportunity ($3B Rx'ed, and up to $7B expansion segments)** driven by HCP and patient preference and adoption[1]
- **NCE-like IP exclusivity** potential with issued composition of matter and method of treatment patents until at least 2039
- **Launch supported by team members that launched NARCAN nasal spray and $240.1 million in cash,** cash equivalents and short-term investments[2]

References: 1. Company estimates **2.** As of 6/30/2025

3
ARS PHARMA
ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

Anaphylaxis is Accompanied by Many Frequent Symptoms References: 1. Shaker MS, et al. J Allergy Clin Immunol. 2020. 2. Pistiner M, et al. J Allergy Clin Immunol Pract. 2021. 3. Jalil M, et al. Abstract at AAAAI 2020 Virtual Meeting. 4. Gonzelez-Estrada A, et al. Ann Allergy Asthma Immunol. 2018. 5. Lee S, et al. J Allergy Clin Immunol. 2017. 6. Lee S, et al. J Allergy Clin Immunol Pract. 2014. 7. Manivannan V, et al. Am J Emerg Med. 2014. 8. Wood RA, et al. J Allergy Clin Immunol 2014. 9. Walsh KE, et al. Pharmacoepidemiol Drug Saf 2013. 10. Decker WW, et al. J Allergy Clin Immunol. 2008. 11. Ross MP, et al. J Allergy Clin Immunol. 2008. 12. Webb LM & Lieberman P. Ann Allergy Asthma Immunol. 2006. 13. Ditto AM, et al. Ann Allergy Asthma Immunol. 1996. 14. Rudders SA, et al. Pediatrics. 2010. Note that some publications do not specify angioedema symptom subtype. Angioedema subtype frequency aggregated when reported. Symptoms (>2%) reported during US anaphylaxis events 2-14 Mucosal Respiratory Cardiac GI urticaria (hives, erythema) or angioedema (swelling of the face, lips, tongue or larynx) >85% >55% gastrointestinal (eg, vomiting, nausea) Common Anaphylaxis Symptoms Include: difficult breathing >40% ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

Type I Allergy Patients Face Significant Limitations with Other Treatment Options that *neffy* may help to address neffy
2 mg

PROBLEM:

ONLY 10% - 20% of patients with active Rx use as indicated[7]

	NO TREATMENT READILY AVAILABLE	REFUSAL OF TREATMENT	DELAY IN TREATMENT	USER ERROR IN TREATMENT
PROBLEM	Only 50% carry one[1] (<20% carry two)	~25% - 60% do not administer[1,3 5, 6]	~40% - 60% of patients delay[2]	23% - 35% fail to dose correctly[4]
SOLUTION: *neffy*	**SMALL**	**NO NEEDLE NO INJECTION**	**EASIER AND MORE CONSISTENT DOSING**	**RELIABLE**
	• Fits in your pocket; easy to carry the recommended 2 devices • ~10% of cases require repeat doses of epinephrine[1]	• Rapid administration without a needle • No risk of needle-related injuries; lacerations[2] or cardiotoxic blood vessel injections • Less hesitation to dose	• Simple place and press administration (no hold time) • 100% of adults and children dosed ***neffy*** successfully in human factors studies by reading the commercial instructions for use (IFU)	• 99.999% delivery of effective dose in reliability testing; not obstructed by any anaphylaxis symptoms; no inhalation required • 30-month shelf-life at room temperature, with *neffy* stored at up to 3 months at high temperatures (122°F)

SOLUTION:
neffy



neffy
2 mg

References: 1. Warren CM, et al. *Ann Allergy Asthma Immunol.* 2018. **2.** Rooney E, et al. Poster Presentation at *ACAAI 2022* (Louisville, KY). **3.** Brooks C, et al. *Ann Allergy Asthma Immunol.* 2017. 4. El Turki A, et al. *Emerg Med J.* 2017. **5.** Asthma and Allergy Foundation of American Patient Survey Report 2019. 6. Mehta GD, et al. *Expert Rev Clin Immunol.* 2023. **7.** ARS company estimates based on IQVIA data and references 1 through 6.

5

ARS PHARMA

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

Addressing the Significant Unmet Needs in US Severe Allergic Reaction Patient Population

Epidemiology prevalence data estimates ~40M patients with type 1 allergic reactions[2-9]

~20M diagnosed and under physician care between 2021 - 2024[10]

6.5M prescribed epinephrine[10]
Primarily managed by allergists & pediatricians

~3.2M fill ~5M 2-pack units of injectables annually, but **~80-90% do not use as indicated**[11]

~3.3M don't fill regularly, haven't refilled or haven't filled – an additional ~5M 2-pack unit opportunity[10]

~13.5M Type I diagnosed but not prescribed Rx (past 3 years)[10]
Primarily managed by non-allergists and non-pediatricians

Consistent Market Growth (Units)
+6.5% CAGR since 2010, +12.7% YoY in 2023[1]

Promotional Responsiveness
~50% increase over market growth trend with consumer promotion (2010 to 2015[1])

~10M two-packs **X $710** WAC/Rx **X ~50%** GTN Yield **=** **~$3B+ peak net sales potential** ***in initial addressable segments alone*** **+** **~$7B+ potential** ***in expansion segment***[12]

Not including increased units/patient as market research indicates

References: 1. Based on IQVIA prescription data available through 2023 (~5.2 million two-packs sold in 2023). **2.** Gupta RS, et al. *Pediatrics.* 2011. **3.** Gupta RS, et al. Pediatrics 2018. **4.** McGowan EC, et al. *J Clin Allergy Immunol.* 2013. **5.** Jackson KD, et al. *NCHS Data Brief*. 2013. **6.** Black LI, et al. CDC National Center for Health Statistics Data Brief. 2019. **7.** Gupta RS, et al. *JAMA Netw Open*. 2019. **8.** Verrill L, et al. *Allergy Asthma Pro*. 2015. **9.** Bilo BM, et al. *Current Opin Allergy Clin Immunol.* 2008. **10.** IQVIA Claims Data, 2023. **11.** Based on calculations from Warren CM, et al. *Ann Allergy Asthma Immunol.* 2018., Rooney E, et al. Poster Presentation at *ACAAI 2022* (Louisville, KY). Brooks C, et al. *Ann Allergy Asthma Immunol.* 2017., El Turki A, et al. *Emerg Med J*. 2017., Asthma and Allergy Foundation of American Patient Survey Report 2019, and Mehta GD, et al. *Expert Rev Clin Immunol*. 2023. **12.** Estimated based on 13.5M diagnosed, but not prescribed epinephrine Rx

6

ARS PHARMA

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

Ex-US partners enable ARS to focus exclusively on the United States

ARS has received FDA/EC/MHRA approval, and filed in Canada, China, and AUS/NZ within 6 months of FDA approval; these regions represent 98% of global epinephrine autoinjector sales[1]



US: 80%+ of WW sales[1]
ARS PHARMA
ALK
alfresa
pediatrix
CSL

- Strong ex-US licensing partnering strategy with $570M in upfront & milestones in addition to attractive royalty streams on net sales
- Projected ~$425M USD *neffy* annual peak sales in ALK region for anaphylaxis only (excluding US, China, Japan, AUS/NZ)[2]

Powered by Bing
© Australian Bureau of Statistics, GeoNames, Microsoft, Navinfo, OpenStreetMap, TomTom, Zenrin

7

References: 1. 2023 IQVIA data based on estimated gross-to-net for generic and branded autoinjector products in the United States, **2.** ALK Press Release (Nov 9, 2024) ALK licenses rights to neffy®, the first approved adrenaline nasal spray for emergency treatment of allergic reactions (anaphylaxis) | ALK

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

Commercialization Progress ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

neffy Strategic Objectives for Commercialization

✓ **Launch of 2 mg *neffy* (Sept 23, 2024)**


neffy
2 mg
neffy
1 mg

✓ **Launch of 1 mg *neffy* (May 7, 2025)**

Ongoing 2025

EDUCATE PRESCRIBERS
Drive adoption within specialty and high prescribers that have a long history of using injection

FACILITATEACCESS
93% commercial coverage to date with +50% overall GTN retention

Mid to late 2025

ACTIVATE PATIENTS
DTC campaign launched in two phases – first connected TV and streaming platforms (mid-May) then broadcast and linear TV (early July) to increase awareness and motivate patients and caregivers to seek ***neffy***

REACH MORE PRESCRIBERS
Pediatrics co-promote with ALK increased US sales force direct reach to **~55% of epinephrine Rx** in late June

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

9

ARS PHARMA

EDUCATE

Strong demand to learn about *neffy* among HCPs targeted to date by ARS efforts

>9,700 HCPs have prescribed *neffy* to date, with 70% of prescriptions submitted by the priority highest decile allergists

- ARS sales organization of 118 sales reps, virtual reps, area sales managers and national sales directors
- More than ~15,000 HCPs have been engaged by the ARS sales force to date
- Partnership with ALK US sales targeting 9,000 pediatricians rolled out by end of June 2025 with ***neffy*** in primary position (*41% awareness among pediatricians* in March 2025)
- **Combined ARS + ALK direct sales force (n = ~70) reach of ~20,000 HCPs representing ~55% of epinephrine Rx from all HCPs**

>2,800 HCPs have enrolled in the *neffy* Experience Program

(rescue therapy at allergy challenge clinics)

- Enable real-world experience with ***neffy***
- Target allergist offices that conduct in-office food challenge testing
- HCPs will have the ability to gain first-hand knowledge of ***neffy's*** effectiveness
- Patients undergoing allergy challenge will also be exposed to ***neffy***


neffy
2 mg
neffy
1 mg

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

10

ARS PHARMA

Healthcare Providers Indicate Significant Uptake in 2025

Top 3 *neffy* barriers to becoming the treatment of choice for healthcare providers (HCPs) (December 2024 HCP research, n = 150)

1. Cost & Coverage (~37%)
   - **93% commercial coverage today**
   - Competitive co-pay versus generic EAIs ($25 vs. $40)

2. Clinical Experience (~33%)
   - Expected to be addressed by time in market and accelerated by ***neffy*** Experience, conferences, speaker programs, CME and publications
   - ***neffy* experience in line with injection**

3. None (~13%)

Results of March 2025 HCP research, n = 250

~2 of 3

HCPs would proactively offer ***neffy*** to their patients today

~9 of 10

HCPs prescribe ***neffy*** when asked by a patient

51%

Anticipated ***neffy*** share one year from now (2026) among patients with an active epinephrine Rx (HCPs with clinical exposure, e.g. ***neffy*** experience)

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

11

References: 1. HCP Market Research Study, December 2024

ARS PHARMA

FACILITATE

On track to ensuring broad *neffy* access for patients

Payers recognize the value of *neffy*

List price for two doses of ***neffy*** is $710
Co-pay buydown to $25 for commercial patients

Commercial coverage on track for peak summer epinephrine prescribing season

- **93% commercial coverage of *neffy* today**
  - **57% without prior authorization (PA)**
  - **Remaining with PA, with an overall approval rate of ~60%, and 80+% for portion of Zinc payers requiring PA**
- **>50% overall GTN retention**

Dispensing by major PBM for *neffy* is consistent with the total epinephrine market, due to *neffy* Rx approval rates being similar to generic EAIs despite PAs (May-June 2025)[1]


Ascent
Zinc
Emisar
Others
41%
26%
22%
11%
37%
32%
18%
13%
neffy dispenses
total epinephrine dispenses

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

12

References: 1. IQVIA Epinephrine Formulary Coverage Tracker as of July 2025

ARS PHARMA

Consumer awareness is the key to neffy uptake and creates the opportunity for significant growth over the summer ACTIVATE ARS Pharmaceuticals, Inc. Investor Presentation – August 2025 Only 20% of patients with an active epinephrine Rx reported aided awareness of neffy as of Q1 2025 81% of caregivers are likely to ask their HCP about neffy after learning about it ~9 out of 10 of HCPs prescribe neffy when asked by a patient Results of the March/April 2025 Consumer Market Research Study (n = 400 patients) Before Direct-to-Consumer Campaign Launch (May 15, 2025)

ACTIVATE

‘Hello neffy, Goodbye Needles’ DTC campaign and jingle launched in May 2025 prior to peak back to school season

‘Hello, ***neffy***!
Hello, ***neffy***!
No needles
Goodbye!’


neffy
Call 1-877-MY-NEFFY (877-696-3339) or visit www.neffy.com.


neffy
Call 1-877-MY-NEFFY (877-696-3339) or visit www.neffy.com.


neffy
Call 1-877-MY-NEFFY (877-696-3339) or visit www.neffy.com.


Ask your doctor
about needle-free neffy
neffy

Expansive consumer marketing campaign: ~$50 million in 2025 DTC spend

Multi-Channel Activation: ☑ **CTV/OLV & Linear TV** ☑ **Social** ☑ **Display** ☑ **Print** ☑ **POC**

14

ARS PHARMA
ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

ACTIVATE

Robust increase in consumer awareness in only the first two months of the DTC campaign


Hello needle-free neffy
for allergic reactions



~1 billion Impressions of *neffy* across integrated multimedia channels

~5M Views in YouTube via Google Ads

Impact on aided consumer awareness of ***neffy*** (%)

20% Mid-May 2025 → 145% increase → **49%** Late-July 2025


Hello neffy.
Goodbye needles.


LONGER shelf life
neffy 101

Meta, YouTube, TikTok

Historic time to effect on prescriptions from start of a DTC campaign is about 12-16 weeks[2]

- **Connected TV (targeted DTC) started mid-May**
- **Linear TV (broad DTC) started early July**

Website Traffic LTD of ~1M

~17M unique people reached on Social Media LTD

15

References: **1.** Metrics as of end of July 2025, **2.** IQVIA and Klick Health Analysis

ARS PHARMA

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

Multiple tailwinds going into “back to school” peak season (Q3 2025) set up *neffy* for an important sales inflection point neffy “Back to school” tailwinds

1. **Availability of 1 mg dose** in **May 2025** covers children down to 4 years of age who weigh ≥15 kg
2. **Broad direct to consumer campaign launched in May 2025 (~$50M in spend** in FY2025)
3. **93% commercial coverage achieved to date**
4. **Expanded US sales force via partner ALK to directly target an additional 9,000 pediatricians started in June 2025**


“Back to school” seasonality trends
Jun-Sept represents ~45% of all EAI 2-packs sold each year
Driven primarily by pediatric patients who represent ~43% of EAI 2-pack units sold each year
# of dispensed EAI 2-packs
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
<15 kg
15 to 30 kg
>30 kg

16

References: 1. 2024 IQVIA Community Use Epinephrine Monthly Dispensed 2-Packs by Strength/Weight Range, **2.** 2024 IQVIA Formulary Analyzer

ARS PHARMA

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

Treatment of acute flares in chronic spontaneous urticaria patients on antihistamines represents blockbuster opportunity

~2M diagnosed chronic urticaria patients based on 12 month US prevalence of 0.78%[1]

~1M US chronic urticaria patients reported to be treated with Rx medication[1]

~8-9 HCP visits per year[1]
plus ~4-5 ER visits per year[1,2]

x $710 WAC/Rx

x ~50% GTN Yield

= $2-3B+ peak net sales potential[4]

neffy Shows Robust and Rapid Clinical Responses in Treatment-Resistant Chronic Spontaneous Urticaria (CSU)



Patient-Reported Itch Severity Score (Grade 0-3)
neffy 1.0 mg
neffy 2.0 mg
Placebo
Minutes
Patient-Rated Hives Severity Score (Grade 0-3)
neffy 1.0 mg
neffy 2.0 mg
Placebo
Minutes

* p<0.05 based on pair t-test of 1 mg vs. placebo and 2 mg vs. placebo (n = 17 subjects)

***neffy* may provide episodic relief of acute flares in CSU patients who are stable on chronic antihistamines (Phase 2b clinical study to read out in H1 2026)**

Potential to improve quality of life without escalating to chronic use of costly systemic biologics with potentially more side effects or having to visit ER/hospital

17

References: 1. Patil D, et al. Prevalence and clinical profile of patients with chronic spontaneous urticaria in the USA. American Academy of Dermatology Associate Annual Meeting (May 2022), 2. Barniol C, et al. Annals of Emergency Medicine (2018). 3. Bernstein J, et al. Frequency of angioedema in chronic spontaneous urticaria: Report from the Urticaria Voices study. American Academy of Asthma and Immunology Annual Meeting (February 2024), 4. Assuming one episode per month that requires treatment with *neffy*

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

A Path to Blockbuster Potential for *neffy*

2 mg launch (30 kg+)

Q4 2024

A Strong Foundation

- Sales force targeting higher decile priority HCPs
- ***neffy*** experience and patient success stories creating positive feedback loop
- Payers recognizing value of ***neffy*** (e.g. Express Scripts)

1 mg launch in May 2025 (15 to <30 kg)

2025

Accelerated Impact

- 93% commercial coverage to date as of August 2025
- Accelerated activation of consumer awareness with targeted DTC launched in late May, followed by broad DTC (linear TV) in July
- Expand breadth and depth of Rx'ing, and targeting HCPs, incl. up to an additional 9,000 pediatricians via ALK co-promote

2026

Intensifying Growth

- Continued investment into consumer demand and seamless patient acquisition experience
- Steady-state total GTN in the ~50% range
- Potential initiation of pivotal trial for treatment of acute flares in CSU patients on antihistamines

Multi-blockbuster peak sales potential

driven by initial **$3B** segment, **~$7B** expansion segment and ~**$2-3B+** CSU indication neffy
2 mg

ARS Pharmaceuticals, Inc. Investor Presentation – August 2025

18

ARS PHARMA